UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2020

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada (State or other jurisdiction of incorporation)	001-38403 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

720 King St. W., Suite 320 Toronto, Ontario	M5V 2T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 17, 2020, Cronos Group Inc. (the “Company”) issued a press release that includes financial information. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 17, 2020, the Company, on the recommendation of the Audit Committee of the Company’s Board of Directors and after consultation with KPMG LLP, the Company’s independent registered public accounting firm, determined that it will be required to restate its previously issued unaudited interim financial statements for the first, second and third quarters of 2019 that were previously filed on Form 6-K on May 9, 2019, August 8, 2019 and November 12, 2019, respectively. The Company’s prior financial statements for these periods should therefore no longer be relied upon.

The Company’s management and the Audit Committee of the Company’s Board of Directors have discussed the decision to restate with KPMG LLP, the Company’s independent registered public accounting firm. As previously disclosed, the Audit Committee of the Company’s Board of Directors has been conducting a review of certain bulk resin purchases and sales of products through the wholesale channel. The restatement disclosed today is being made to eliminate certain of these transactions. Following completion of this review, the Company will restate its unaudited interim financial results statements for the three months ended March 31, 2019, the six months ended June 30, 2019 and the three and nine months ended September 30, 2019 to eliminate a sale of dried cannabis for C$2.5 million in the first quarter, and sales of dried cannabis for C$5.1 million in the third quarter which will have the effect of reducing revenue for the three months ended March 31, 2019 by C$2.5 million and the three months ended September 30, 2019 by C$5.1 million.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit
Number

99.1 Press release of Cronos Group Inc., dated March 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: March 17, 2020	By:	/s/ Michael Gorenstein
Name: Michael Gorenstein
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

99.1 Press release of Cronos Group Inc., dated March 17, 2020.